Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ADTRAN Holdings, Inc. (the "Company") on Form 10-Q for the quarter ending March 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas R. Stanton, Chief Executive Officer and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods described therein.

/s/ Thomas R. Stanton
Thomas R. Stanton
Chief Executive Officer and Chairman of the Board (Principal Executive Officer)

May 20, 2025

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ADTRAN Holdings, Inc. (the "Company") on Form 10-Q for the quarter ending March 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy Santo, Senior Vice President of Finance and Chief Financial Officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods described therein.

/s/ Timothy Santo
Timothy Santo
Senior Vice President of Finance and Chief Financial Officer (Principal Financial Officer)
May 20, 2025